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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2006

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                  0-19777                   22-3103129
(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)          Identification Number)

                                 25 Upton Drive
                         Wilmington, Massachusetts 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement.

     On February 14, 2006, the Compensation Committee of the Board of Directors of DUSA Pharmaceuticals, Inc. (the "Company") held its regularly scheduled annual compensation review meeting for 2005 and approved the following compensatory arrangements for the Company's "named executive officers" (as defined in Item 402(a)(3) of Regulation S-K):


Executive Officer                                  2005 Cash Bonus   2006 Salary
-----------------                                  ---------------   -----------

D. Geoffrey Shulman, Chief Executive Officer and
Chairman of the Board                                 $141,920        $416,000

Robert F. Doman, President and
Chief Operating Officer                               $ 85,150        $312,000

Stuart L. Marcus, Vice President, Scientific
Affairs and Chief Medical Officer                     $ 52,750        $269,100

Paul A. Sowyrda, Vice President, Marketing            $ 36,580        $206,000

Scott L. Lundahl, Vice President, Regulatory
Affairs and Intellectual Property                     $ 38,550        $197,600

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DUSA PHARMACEUTICALS, INC.



Dated:  February 21, 2006                    By: /s/ D. Geoffrey Shulman
                                                 -------------------------------
                                                 D. Geoffrey Shulman, MD, FRCPC
                                                 Chairman of the Board and Chief
                                                 Executive Officer